Exhibit 10
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                                LICENSE AGREEMENT

         This LICENSE AGREEMENT, dated as of December 2, 2002, is made by AGWAY, INC.. a Delaware corporation ("Agway" or "Licensor"), and GROWMARK, INC., a Delaware corporation, with offices located at 1701 Towanda Avenue, Bloomington, Illinois 61701, together with its subsidiaries and affiliates ("Licensee") (hereinafter "License Agreement").

         WHEREAS, Agway and Licensee have entered into an Asset Purchase Agreement dated September 27, 2002 ("APA"), pursuant to which Agway proposes to sell to Licensee Agway's Agronomy and Seedway businesses with certain exceptions as set forth in the APA (hereafter referred to as the "Business"); and

         WHEREAS, the APA provides for Agway to license to Licensee the limited use of the AGWAY trademark set forth on Schedule A attached to and incorporated into this Agreement (the "Mark") in accordance with the terms of this License Agreement;

         NOW, THEREFORE, Agway and Licensee enter into this License Agreement for and in consideration of the mutual covenants and agreements set forth in the APA.

         I.       Definitions.
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            1.1  "Effective Date" shall be the date Agway conveys  the  Business to Licensee.

            1.2  "Trade Area"  shall  mean  the  states  of  Delaware,  Florida.
Maryland. Maine, New Jersey, New York, Ohio, Pennsylvania, Virginia, Vermont, West Virginia, New Hampshire, Massachusetts, Connecticut, and the Canadian Provinces of Ontario, Quebec and New Brunswick.

            1.3 Any capitalized terms not defined herein shall have the meaning ascribed to them in the APA.

         2.       License and Term.  Subject  to  the  terms  of  this   License
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Agreement,  Agway hereby grants to Licensee a  non-exclusive,  non-transferable, non-sublicenseable, royalty-free right and license, for the term of five (5) years from the Effective Date (the "Term"), to use the Mark solely in connection with the advertising, marketing, sale and distribution of the products set forth below in Section 2B-C of this License Agreement (the "Products"), including the right to use the Mark on product packaging, in advertising, sales brochures, point-of-sale materials and displays for the Products, subject to the following specific conditions, limitations, and restrictions:



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                  A.  Licensee  shall use the Mark only  within the Trade  Area.
Licensee may use the Mark on the Internet to advertise, market, distribute and sell the Products to customers in the Trade Area, but shall not be allowed to use the Mark on the Internet in connection with the advertising, marketing, sale or distribution of Products outside of the Trade Area.

                  B. Subject to the limitation as to special mix turf seed and commercial turf seed in Section 2D below, Licensee may use the Mark in the sale and distribution of commercial agricultural fertilizer (including, without limitation, commercial turf fertilizer), commercial agricultural seed (including, without limitation, commercial vegetable seed), and commercial agricultural pesticides. Except as provided in Section 2C below, Licensee is not licensed to use the Mark in the sale or distribution of fertilizer (other than turf fertilizer), agricultural seed and/or agricultural pesticides to consumer dealers.

                  C. Subject to the limitation as to special mix turf seed and commercial turf seed in Section 2D below, Licensee may use the Mark in connection with the sale or distribution of consumer vegetable seed only in sales to Southern States Cooperative, Inc. ("Southern States") for as long as Southern States satisfies the conditions set forth in Section 14.8(b) and 14.8(c) (the "Conditions") of the Asset Purchase Agreement, dated June 20, 2000, as amended, between Agway and Southern States (the "SS APA"). In the event that Southern States fails to meet the Conditions, Licensee shall be licensed to use the Mark for the sale and distribution of vegetable seed in the Trade Area, subject to all other terms and conditions of this License Agreement.

                  D. Licensee is prohibited from using the Mark in the sale or distribution of any other products including but not limited to, special mix turf seed and commercial turf seed.

                  This License Agreement and all rights to use the Mark granted to Licensee pursuant to this License Agreement are subject to the rights granted to Southern States under the SS APA which is attached as Schedule B, and hereby incorporated into this License Agreement. Licensee shall not be permitted to use the Mark in any manner that would breach Agway's obligations under the SS APA.

                  Agway retains all rights in the Mark not specifically granted to Licensee pursuant to this License Agreement. Any and all goodwill arising from Licensee's use of the Mark shall inure to the sole benefit of Agway.

         3.       Conditions of License.
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                  3.1  Quality  Control  and Right to  Approve  Use of the Mark.
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Licensee shall be  responsible  for and shall ensure that all goods provided and offered by Licensee under the Mark shall be of the same high level of quality which Licensee has offered in the past and shall be advertised, offered and provided in a high quality manner suited to the protection and enhancement of the Mark and the goodwill associated therewith, and shall meet (i) Agway's
commercially   reasonable   quality   standards  and   inspection  and  approval
requirements for use of the Mark, as they may be amended by Agway in writing from time to time as part of Agway's trademark quality assurance activities and promptly communicated to Licensee; and (ii) any and


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all government  standards,  regulations,  guidelines,  rules,  laws, or the like regarding such goods and/or services. Licensee shall reasonably cooperate with Agway in facilitating Agway's determination from time to time whether the Mark is being used and the Products are being marketed in accordance with this Agreement by supplying Agway with specimens of uses of the Mark upon Agway's reasonable request. Licensee shall, upon Agway's reasonable request, submit to Agway for inspection current production samples, advertising, tags, shipping materials, packaging, and labels of the goods and pictures and advertising of the goods used with the Mark. Licensee shall be responsible for monitoring its manufacturers to assure compliance with the provisions set forth in this Section. Licensee shall promptly notify Agway upon learning of a material failure by a manufacturer to comply with the provisions set forth in this Section and shall take all corrective actions as may be reasonably necessary to prevent the failure from recurring; and, in Agway's reasonable discretion, Licensee shall terminate the manufacturer if such party intentionally or repeatedly fails to comply with the provisions set forth in this Section.

                  3.2  Acceptable Use; No Alteration. Licensee shall not use the
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Mark in any manner derogatory to Agway or otherwise unacceptable to Agway in its reasonable discretion. Licensee shall not alter the Mark in any way without first obtaining Agway's express written consent to the alteration.

                  3.3  Notice of Infringement.   Licensee    shall   immediately
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notify Agway in the event that Licensee becomes aware of any actual or suspected infringing use of the Mark, even if the infringer is a person, organization, or entity associated or affiliated with Licensee.

         4.       Termination.  The term of this License Agreement shall be five
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(5)years  from the  Effective  Date.  Should  Licensee  fail to comply  with any provision of this License Agreement, Agway may terminate this License Agreement upon 30 days' written notice to Licensee, provided Licensee has not corrected such default during the notice period.

         5.       Ownership of the Mark. Agway hereby  represents  and  warrants
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that, in the Trade Area and subject to the rights of Southern States,  (i) it is the owner of all right, title and interest in and to the Mark and has the right to license the Mark to Licensee in accordance with the terms of this License Agreement without violating any third party trademark or service mark right; -and (ii) to the best of its knowledge, the Mark does not infringe upon, dilute or violate any third party trademark or service mark right. Licensee hereby acknowledges Agway's representation that it owns all right, title, interest and goodwill in and to the Mark. Licensee represents and warrants that it will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title, interest and goodwill. In connection with use of the Mark, Licensee will not affirmatively represent that it has any ownership in the Mark, and Licensee acknowledges that its use of the Mark will not create in Licensee's favor any right, title, interest or goodwill in or to the Mark. Upon termination or expiration of this License Agreement in any manner provided herein, Licensee will cease and desist from all use of the Mark unless otherwise agreed to by Licensor and Licensee and


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will at no time adopt or use, without Agway's prior written consent, any word or mark which is confusingly similar to the Mark Licensee also agrees it will not assign this License Agreement, by operation of law or otherwise. Agway may assign its rights under this License Agreement however.

         6.       Maintenance of Registrations for the Mark.  Agway, at its sole
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expense,  agrees to take all necessary and  appropriate  actions to maintain any registrations for the Mark for so long as (i) Licensee makes use of the Mark and
(ii) this License Agreement remains in effect with respect to such Mark. Nothing contained in this section shall be construed as a representation that there are any registrations for the Mark as used in connection with the Products.

         7.       Protection of Mark.   Licensee  shall  comply  with  all  laws
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applicable  to  trademarks  in the Trade Area.  Licensee  shall also include all notices, symbols and legends with respect to the Mark as may be reasonably requested by Agway, or that are or may be required by any laws within the Trade Area.

         8.       Indemnity.
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                  8.1 Except as set forth in Section 8.2 below, Agway assumes no liability to Licensee or to third parties with respect to the performance characteristics of products manufactured by or for Licensee or distributed or sold by Licensee under the Mark or arising out of any unauthorized use hereunder of the Mark by Licensee and/or third party manufacturers retained by Licensee. Licensee hereby agrees to indemnify, defend, and hold harmless Agway against any and all claims, suits, losses, damages and expenses, including attorneys' fees and expenses, arising out of or based upon the manufacture, distribution or sale of such products by Licensee or its third-party manufacturers who manufacture such products for Licensee, or arising out of or based upon any unauthorized use hereunder of the Mark by Licensee and/or third party manufacturers retained by Licensee.

                  8.2 Agway hereby agrees to indemnify, defend, and hold harmless Licensee against any and all claims, suits, losses, damages and expenses, including attorneys' fees and expenses to the extent that such claim, suit, loss, damage and expense arises out of or is based upon alleged infringement or dilution of any third party trade mark or service mark right as a result of any use of the Mark by Licensee and/or third party manufacturers retained by Licensee hereunder, provided Licensee's use is authorized pursuant to this License Agreement.

                  8.3 Licensee shall, during the Term of this License and on an occurrence basis, maintain commercial general liability insurance, including contractual and products liability insurance, with coverage written on the occurrence form, with an insurance company with a Best's rating of A- or better, or otherwise reasonably acceptable to Agway, naming Agway as an additional insured thereunder with limits not less than Ten Million Dollars ($ 10,000,000), combined single limit per occurrence, covering the products manufactured by or for Licensee or distributed or sold by Licensee under the Mark, the manufacture, distribution and sale of such products by or for Licensee and its third-party manufacturers who manufacture such products for Licensee, and all other activities of Licensee in connection with which the Mark is used, and providing that Agway shall receive thirty (30) days written notice prior to termination,


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reduction,  or  modification of the coverage.  Any  termination,  reduction,  or modification of such coverage shall be deemed a default of the provisions of this License Agreement by Licensee. Attached as Schedule C is a copy of Licensee's Certificate of Insurance evidencing such coverage.

                  8.4 The provisions of this Section 8 shall survive expiration or termination of this License Agreement for any reason.

         9.       Governing  Law.  This License Agreement shall be  governed  by
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the internal laws of the State of Delaware, without regard  to its conflicts  of laws provisions.

         10.      Counterparts. This License Agreement may be executed in one or
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more counterparts, each of which shall be deemed an original.

         11.      Notices.  All    notices,    requests,   demands   and   other
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communications  required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed, first class certified mail with postage paid or by overnight receipted courier service or by facsimile (with proof of receipt):

                           (i) If to Agway, to:

                               Agway, Inc.
                               333 Butternut Drive
                               Dewitt, NY 13215
                               Attn:   Michael P. Hopsicker,
                                       Executive Vice President
                                       Agriculture and Energy
                                       Facsimile:    (315) 449-6682

or to such other person or address as Agway shall furnish by notice to Licensee in writing.

                           (ii) If to Licensee, to:

                                GROWMARK, Inc.
                                1701 Towanda Avenue
                                Bloomington, Illinois 61701
                                Attn:   R. Stephen Carr, Esq.
                                        General Counsel

or to such other person or address as Licensee shall furnish by notice to Agway in writing.

         12.      Modification.  No  change in  or modification of this  License
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Agreement shall be valid or binding on the parties hereto,  nor shall any waiver of any term or condition be deemed a waiver of such term or condition in the future, unless such change, modification or waiver shall be in writing and signed by the parties hereto.


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         13.      Successors and Assigns.  Except  as  provided  to the contrary
                  ----------------------
herein, all the provisions hereof shall bind and inure to the benefit of the parties hereto and their successors and permitted assigns.

         14.      Severability. In the event any provision or  portion  of  this
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License   Agreement  shall  be  declared  invalid  by  any  court  of  competent
jurisdiction,   said  declaration  shall  have  no  effect  upon  the  remaining provisions of this License Agreement.

         15.      Entire  Agreement.  This  License  Agreement  sets  forth  the
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entire agreement and understanding of the parties relating to the subject matter herein, and supersedes all prior discussion, whether oral or written, between them.

         16.      No Partnership or Joint Venture.  Nothing   in  this   License
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Agreement or in the course of performance  under this License Agreement shall be construed to constitute a partnership, agency, or joint venture between Licensor and Licensee. Neither party shall have any right to obligate or bind the other party in any manner whatsoever and nothing contained herein, or in the course of performance hereunder, shall give or is intended to give any right of any kind to any third party other than those specifically granted hereunder.

         IN WITNESS WHEREOF, the undersigned has caused this License Agreement to be executed as of the date first appearing above.

                                        AGWAY, INC.

                                        By     /s/ Michael R. Hopsicker
                                               -------------------------
                                        Name:   Michael R. Hopsicker
                                               -------------------------
                                        Title:  Executive Vice President
                                               -------------------------
                                                Agriculture and Energy

                                         GROWMARK, INC.

                                        By     /s/ Davis Anderson
                                               -------------------------
                                        Name       Davis Anderson
                                               -------------------------
                                        Title      Vice President
                                               -------------------------